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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        January 22, 1998
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                          PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                      0-20740                33-0277592
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(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


            195 Technology Drive, Irvine, California                92618
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            (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code       (714) 453-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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ITEM 5. OTHER EVENTS

         On January 22, 1998, Platinum Software Corporation, (the "Company") announced the results for its second quarter of fiscal 1998, ending December 31, 1997.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C) EXHIBITS.

         Exhibit Number

         Ex-99        Press Release dated January 22, 1998.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PLATINUM SOFTWARE CORPORATION


Date: January 29, 1998                   By  /s/ Perry Tarnofsky
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                                             Perry Tarnofsky
                                             Vice President and Assistant
                                             Secretary











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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                                 Sequentially
                                                               Numbered Page

    Ex.-99        Press Release dated January 22, 1998.               5











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